UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

Securitize Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-43379	41-2455527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street, Suite 500
Miami, FL 33130

(Address of principal executive offices)

Registrant’s telephone number, including area code: (646) 918-5012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SECZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 1, 2026 (the “Closing Date”), Cantor Equity Partners II, Inc. (“CEPT”), Securitize, Inc. (“Securitize”), Securitize Holdings, Inc. (“PubCo”), Pinecrest Merger Sub, a wholly owned subsidiary of PubCo (“CEPT Merger Sub”) and Senna Merger Sub, Inc., a wholly owned subsidiary of CEPT (“Securitize Merger Sub”) consummated the transactions contemplated by the Business Combination Agreement among them, dated October 27, 2025 (the “Merger Agreement”), following their approval at a special meeting of the stockholders of CEPT held on June 29, 2026 (the “Special Meeting”). Pursuant to the terms of the Merger Agreement, a business combination of CEPT and PubCo was effected through (i) the merger of CEPT with and into CEPT Merger Sub, with CEPT Merger Sub surviving as a wholly owned subsidiary of PubCo, and (ii) the merger of Securitize Merger Sub with and into Securitize, with Securitize surviving as a wholly owned subsidiary of PubCo (the “Merger” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”). On the Closing Date, PubCo changed its name to Securitize Corp.

In connection with Special Meeting and the Business Combination, holders of 6,842,508 shares of CEPT Class A ordinary share, par value $.0001 per share (“CEPT Class A Ordinary Share”), or approximately 28.5% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.60 per share, for an aggregate redemption amount of $72,512,934.28.

At the effective time of the Merger (the “Effective Time”), each share of CEPT Class A Ordinary Share and each share of CEPT Class B ordinary share, par value $.0001 per share (“CEPT Class B Ordinary Share” and together with CEPT Class A Ordinary Share, “CEPT Ordinary Share”), was converted into and exchanged for one share of PubCo’s common stock, par value $0.0001 per share (“PubCo Common Stock”). Additionally, immediately prior to the Effective Time, (i) each share of Securitize preferred stock, par value $0.0001 (“Securitize Preferred Stock”) that is issued and outstanding as of such time will be automatically converted into one share of Securitize Common Stock (the “Preferred Stock Conversion”), and (ii) each share of Securitize common stock, par value $0.0001 (“Securitize Common Stock”) was converted into and exchanged for approximately 4.4439 shares (the “Exchange Ratio”) of PubCo Common Stock (the “Per Share Merger Consideration”). No fractional shares of PubCo Common Stock were issued upon the exchange of PubCo Common Stock. Any stockholder’s fractional shares were rounded down to the nearest whole share of PubCo Common Stock, and no cash settlements were made with respect to fractional shares eliminated by such rounding.

At the Effective Time, any shares of Securitize Common Stock held in the treasury of Securitize were canceled without any conversion thereof and no payment or distribution was made with respect thereto.

Each option to purchase Securitize Common Stock that was issued and outstanding immediately prior to the Effective Time (each, a “Securitize Option” and collectively, the “Securitize Options”), whether vested or unvested, was converted into an option to purchase a number of shares of PubCo Common Stock (such option, an “Exchanged Option”) equal to the product of (a) the number of shares of Securitize Common Stock subject to such Securitize Option immediately prior to the Effective Time and (b) the Exchange Ratio (rounded down to the nearest whole cent), at an exercise price per share equal to (i) the exercise price per share of Securitize Common Stock subject to such Securitize Option immediately prior to the Effective Time, divided by (ii) the Exchange Ratio, rounded up to the nearest whole cent. Except as specifically provided in the Merger Agreement, following the Effective Time, each Exchanged Option will continue to be governed by the same terms and conditions as were applicable to the corresponding former Securitize Option immediately prior to the Effective Time.

Each warrant to purchase Securitize Preferred Stock issued by Securitize pursuant to certain Warrant to Purchase Shares of Preferred Stock, dated March 6, 2025, by and between J Digital 6 LLC and Securitize (each, a “Securitize Warrant” and collectively, the “Securitize Warrants”) issued and outstanding immediately prior to the Effective Time, whether vested or unvested, was assumed by PubCo and became a warrant to purchase shares of PubCo Common Stock (such warrant, an “Exchanged Warrant”) equal to the product of (a) the number of shares of Securitize Common Stock subject to such Securitize Warrant immediately prior to the Effective Time and (b) the Exchange Ratio (rounded down to the nearest whole cent), at an exercise price per share equal to (i) the exercise price per share of Securitize Common Stock subject to such Securitize Warrant immediately prior to the Effective Time, divided by (ii) the Exchange Ratio, rounded up to the nearest whole cent. Except as specifically provided in the Merger Agreement, following the Effective Time, each Exchanged Warrant will continue to be governed by the same terms and conditions as were applicable to the corresponding former Securitize Warrant immediately prior to the Effective Time.

Each convertible promissory note issued by Securitize and outstanding immediately prior to the Effective Time was converted into a number of shares of Securitize Common Stock calculated in accordance with the terms and conditions of the applicable promissory note, following which such shares of Securitize Common Stock will be treated as shares of Securitize Common Stock issued and outstanding as of the Effective Time for purposes of receiving the Per Share Merger Consideration as described above.

Each issued and outstanding Simple Agreements for Future Equity instruments executed by Securitize and certain investors (the “Securitize SAFE Note”) was, subject to the terms and conditions of such Securitize SAFE Note, converted into a number of shares of Securitize Common Stock equal to the exchange ratio determined in accordance with the applicable Securitize SAFE Note, following which such shares of Securitize Common Stock will be treated as shares of Securitize Common Stock issued and outstanding as of the Effective Time for purposes of receiving the Per Share Merger Consideration as described above.

Descriptions of the Business Combination and the Merger Agreement are included in the definitive proxy statement/prospectus, dated June 5, 2026 (the “Proxy Statement/Prospectus”), filed by PubCo with the Securities and Exchange Commission (the “SEC”) in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 125 of the Proxy Statement/Prospectus. The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

On the Closing Date, a number of purchasers (each, a “Subscriber”) purchased from CEPT an aggregate of 19,735,000 shares of CEPT Class A Ordinary Share (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of approximately $197.4 million, pursuant to separate subscription agreements (each, a “Subscription Agreement”) entered into concurrently with the Merger Agreement, effective as of October 27, 2025. Pursuant to the Subscription Agreements, PubCo gave certain registration rights to the Subscribers with respect to the PIPE Shares.

Descriptions of the Subscription Agreements are included in the Proxy Statement/Prospectus in the sections titled “The Business Combination— Other Transaction Agreements —PIPE Subscription Agreements” beginning on page 122 of the Proxy Statement/Prospectus. The foregoing descriptions of the Subscription Agreements are summaries only and are qualified in their entirety by the full text of the Form of Subscription Agreement, copy of which is attached hereto as Exhibits 10.1, and is incorporated herein by reference.

As of the Closing Date and following the completion of the Business Combination, PubCo had the following outstanding securities:

●	163,218,683 shares of PubCo Common Stock;

●	835,216 Exchanged Warrants, each exercisable for a number of PubCo Common Stock based on the Exchange Ratio for a total of 3,711,653 PubCo Common Stock; and

●	3,681,510 shares of PubCo Common Stock issuable upon exercise of Exchanged Options and restricted stock units denominated in Securitize Common Stock that were exchanged for restricted stock units denominated in PubCo Common Stock.

Item 1.01 Entry into a Material Definitive Agreement.

Lock-Up Agreements

In connection with the Business Combination, Securitize and certain stockholders of Securitize (the “Lock-Up Parties”) entered into lock-up agreements (each, a “Lock-Up Agreement”). The terms of the Lock-Up Agreement are described in the Proxy Statement/Prospectus in the section titled “The Business Combination— Other Transaction Agreements —Lock-Up Agreements” beginning on page 123 of the Proxy Statement/Prospectus. Holders of Securitize Common Stock representing approximately 38.2% of the total outstanding shares of PubCo Common Stock as of July 7, 2026 are subject to a Lock-Up Agreement. Holders of 35.2% of outstanding shares would need to execute Lock-Up Agreements to receive the PubCo Common Stock as merger consideration.

On July 8, 2026, PubCo and Cantor EP Holdings II, LLC (the “Sponsor”) entered into a addendum to the Lock-Up Agreements to clarify that the restrictions do not apply to shares of PubCo Common Stock held by Lock-Up Parties as a result of them purchasing CEPT Class A Ordinary Shares in the open market or in the PIPE financing prior to the Effective Time whereby such shares were exchanged for shares of PubCo Common Stock. The terms of the Lock-Up Agreements otherwise remain unchanged and continue to apply in full force and effect.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On the Closing Date, PubCo, CEPT, certain persons and entities receiving shares of PubCo Common Stock pursuant to the Merger Agreement and the Sponsor entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”). The terms of the Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section titled “The Business Combination— Other Transaction Agreements —Amended and Restated Registration Rights Agreement” beginning on page 122 of the Proxy Statement/Prospectus. Following the Closing, holders of approximately 126 million shares of Common Stock will be entitled to certain registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, PubCo entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require PubCo to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of PubCo’s directors or executive officers or any other company or enterprise to which the person provides services at PubCo’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 2.01 Completion of Acquisition of Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of this Current Report on Form 8-K states that if the predecessor registrant was a shell company, as CEPT was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, PubCo, as the successor registrant to CEPT, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

PubCo makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. Forward-looking statements include, but are not limited to, statements regarding PubCo and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements that are not historical facts, including statements about the Business Combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing PubCo’s views as of any subsequent date, and PubCo does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the actual results or performance of PubCo may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	failure to realize the anticipated benefits of the Business Combination;

●	the failure of PubCo to maintain the listing of its securities on any securities exchange after the Closing;

●	costs related to the Business Combination and as a result of PubCo becoming a public company;

●	changes in business, market, financial, political and regulatory conditions;

●	risks relating to PubCo’s anticipated operations and business, including the highly volatile nature of the price of the industry in which PubCo operates;

●	risks related to increased competition in the industries in which PubCo will operate;

●	risks that after the Closing, PubCo experiences difficulties managing its growth and expanding operations;

●	challenges in implementing PubCo’s business plan, due to operational challenges, significant competition and regulation;

●	the outcome of any potential legal proceedings that may be instituted against PubCo, and

●	other risks and uncertainties described in this Current Report on Form 8-K, including those under the section entitled “Risk Factors.”

Business and Properties

The business and properties of CEPT and Securitize prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Information About CEPT” and “Business of Securitize” beginning on pages 177 and 199, respectively, of the Proxy Statement/Prospectus, and such descriptions are incorporated herein by reference.

PubCo’s investor relations website is located at https://securitize.io/about-us/investor-relations. PubCo uses its investor relations website to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor PubCo’s investor relations website, in addition to following press releases, SEC filings and public conference calls and webcasts. PubCo will also make available, free of charge, on its investor relations website under “SEC Filings,” its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

The risks associated with PubCo’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 33 of the Proxy Statement/Prospectus, and such description is incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated and financial information and other data for the three months ended March 31, 2026 and 2025 and the years ended December 31, 2025 and 2024 for Securitize are included in the section titled “Summary Historical Financial Information of Securitize” beginning on page 27 of the Proxy Statement/Prospectus and are incorporated herein by reference.

Unaudited Consolidated Financial Statements

The unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2026 and 2025 of Securitize have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement/Prospectus beginning on page F-47 of the Proxy Statement/Prospectus, and such financial statements are incorporated herein by reference.

These unaudited consolidated financial statements should be read in conjunction with the historical audited financial statements of Securitize as of and for the years ended December 31, 2025 and 2024 and the related notes included in the Proxy Statement/Prospectus beginning on page F-77 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of CEPT and Securitize as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025 is included as Exhibit 99.1 hereto and are incorporated herein by reference

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition and Results of Operations of Securitize is included in the Proxy Statement/Prospectus in the section titled “Securitize’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 212 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Directors and Executive Officers

Information, including biographical information, with respect to PubCo’s directors and executive officers after the Closing is included in the Proxy Statement/Prospectus in the section titled “Management after the Business Combination” beginning on page 239 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Compensation

Information with respect to the historical compensation of PubCo’s executive officers is included in the Proxy Statement/Prospectus in the section titled “Executive Compensation” beginning on page 245 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Non-Employee Director Compensation

Information with respect to the historical compensation of the non-employee members of PubCo’s board of directors (the “Board”) is included in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Compensation of our Directors” beginning on page 249 of the Proxy Statement/Prospectus, which is incorporated herein by reference

Committees of the Board

Effective as of as of the Effective Time, the standing committees of the Board consist of an audit committee, a compensation committee and a nominating and corporate governance committee (collectively, the “Board Committees”). Each of the Board Committees reports to the Board. Additionally, information with respect to the Board Committees is included in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination— Committees of the Board of Directors” beginning on page 242 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of PubCo Common Stock as of the Closing Date, by:

●	each person known by PubCo to be the beneficial owner of more than 5% of PubCo Common Stock;

●	each of PubCo’s named executive officers and directors; and

●	all of PubCo’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, PubCo believes that all persons named in the table have sole voting and investment power with respect to all shares of PubCo’s common stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based upon approximately 163,218,683 shares of PubCo Common Stock issued and outstanding as of the Closing Date.

Name and Address of Beneficial Owner	Number of Shares of PubCo Common Stock	Percentage of PubCo Common Stock Outstanding
Directors and Officers(1)
Carlos Domingo(2)	9,016,960	5.4%
Francisco Flores	261,081	*
Billy Miller	225,530	*
Brett Redfearn	222,197	*
Tal Elyashiv	—	—
Rebecca Macieria-Kaufmann	—	—
Sunil Sabharwal	—	—
Manuel Sanchez Rodriguez	—	—
Brad Stephens(3)	9,831,423	6.0%
All directors and executive officers of PubCo as a group post-Business Combination (9 individuals)	19,557,191	11.7%
Other 5% Shareholders
Blockchain Capital(4)	9,831,423	6.0%
Hanwha(5)	15,689,509	9.6%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o 78 SW 7th Street, Suite 500, Miami, FL 33130.
(2)	Consists of: (a) 88,878 shares of common stock held by Domingo Dynasty LLC (the “Domingo Trust”), (b) 88,878 shares of common stock held by CD Dynasty LLC (the “CD Trust”), (c) 888,879 shares of common stock held by AD Dynasty LLC (the “AD Trust”), (d) 88,878 shares of common stock held by MD Dynasty LLC (the “MD Trust”) and (e) 88,878 shares of common stock held by OD Dynasty LLC (the “OD Trust” and collectively with the Domingo Trust, CD Trust, AD Trust and MD Trust, the “Trusts”). The investment manager of each of the Trusts is Carlos Domingo and the administrative manager of each of the Trusts is Luis Duran. Carlos Domingo has sole voting power with respect to the securities held by the Trusts.
(3)	Consists of shares held by entities affiliated with Blockchain Capital identified in footnote (4) below.
(4)

Consists of: (a) 1,613,818 shares of common stock held by Blockchain Capital III Digital Liquid Venture Fund, LP, (b) 6,848,022 shares of common stock held by Blockchain Capital IV, LP and (c) 1,369,583 shares of common stock held by Blockchain Capital Parallel IV, LP (Blockchain Capital III Digital Liquid Venture Fund, LP, Blockchain Capital IV, LP and Blockchain Capital Parallel IV, LP, collectively the “Blockchain Capital Funds”). The general partner of each of the Blockchain Capital Funds is BC III DLVF GP, LLC or Blockchain Capital IV GP, LLC, as applicable (the “Blockchain GP Entities”). The managing member of each Blockchain GP Entity is Blockchain Capital, LLC. Blockchain Capital, LLC is jointly managed by Brad Stephens and P. Bartlett Stephens, who share voting and dispositive power with respect to the securities held by the Blockchain Capital Funds. Accordingly, Messrs. Stephens may be deemed to have indirect voting and dispositive power over the securities held by the Blockchain Capital Funds. Messrs. Stephens disclaim beneficial ownership of such securities except to the extent of his pecuniary interest therein. The address for Blockchain Capital, LLC is 600 Montgomery St, Fl 35, San Francisco, CA, 94111.

(5)	Consists of: (a) 9,633,291 shares of common stock held by Hanwha Lifestyle Private Fund 2, (b) 5,056,218 shares of common stock held by H Foundation Pte. Ltd. (“H Foundation “) and (c) 1,000,000 shares of common stock held by Hanwha Investment & Securities Co., Ltd. (“Hanwha Investment & Securities”). Hanwha Asset Management Co., Ltd. (“Hanwha Asset Management”) is the investment manager of Hanwha Lifestyle Private Fund 2 and makes all substantive decisions with respect to the fund. Voting and dispositive decisions regarding such shares are made by Hanwha Asset Management through its applicable internal governance and approval procedures and, as a result, no individual member of Hanwha Asset Management’s board of directors, officer or employee, acting alone, has the ability to exercise voting or dispositive power regarding such shares. The membership of Hanwha Asset Management’s board of directors is subject to change from time to time. Each such individual disclaims beneficial ownership of such shares. The address for Hanwha Asset Management is 50, 63-ro, Yeongdeungpo-gu, Seoul, Republic of Korea, (07345). Voting and dispositive decisions regarding such shares held by H Foundation are made by H Foundation’s board of directors upon a recommendation by management, acting by majority vote and, as a result, no individual member of H Foundation’s board of directors acting alone has the ability to exercise voting or dispositive power regarding such shares. The membership of H Foundation’s board of directors is subject to change from time to time. Each of the members of H Foundation’s board of directors disclaims beneficial ownership of such shares. The address for H Foundation is 111 Somerset Road #06-01H, 111 Somerset Singapore (233164). Voting and dispositive decisions regarding such shares held by Hanwha Investment & Securities are made by Hanwha Investment & Securities’ board of directors upon a recommendation by management, acting by majority vote and, as a result, no individual member of Hanwha Investment & Securities’ board of directors acting alone has the ability to exercise voting or dispositive power regarding such shares. The membership of Hanwha Investment & Securities’ board of directors is subject to change from time to time. Each of the members of Hanwha Investment & Securities’ board of directors disclaims beneficial ownership of such shares. The address for Hanwha Investment & Securities is 56, Yeoui-daero, Yeongdeungpo-gu, Seoul, Republic of Korea (07325).

Certain Relationships and Related Business Combination

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the sections titled “Certain CEPT Relationships and Related Party Transactions” and “Certain Securitize Relationships and Related Party Transactions” beginning on pages 254 and 258, respectively, of the Proxy Statement/Prospectus and such descriptions are incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Prospectus in the section titled “Legal Proceedings” on page 211 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

CEPT Class A Ordinary Share and warrants were historically quoted on the Nasdaq Global Market (“Nasdaq”) under the symbols “CEPT.” On July 1, CEPT requested that Nasdaq suspend trading of CEPT Class A Ordinary Shares, effective July 1, 2026 and filed with the SEC a Form 25 to delist CEPT Class A Ordinary Shares. On July 2, PubCo Common Stocks started trading on the New York Stock Exchange (“NYSE”) under the trading symbol “SECZ.”

As of the Closing Date and following the completion of the Business Combination, PubCo had 163,218,683 shares of the PubCo Common Stock issued and outstanding held of record by 152 holders, and 835,216 Warrants outstanding held of record by 1 holder.

Dividends

PubCo has not paid dividends on the PubCo Common Stock to date. The payment of cash dividends in the future will be within the discretion of the Board and will depend on, among other things, results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant. It is the present intention of the Board to retain all earnings, if any, for use in PubCo’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

Information about recent sales of unregistered securities is set forth in the Proxy Statement/Prospectus in the section titled “Recent Sales of Unregistered Securities” on page 211 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Reference is also made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by PubCo of certain unregistered securities, which is incorporated herein by reference.

Description of PubCo’s Securities

PubCo Common Stock

A description of the PubCo Common Stock is included in the Proxy Statement/Prospectus in the section titled “Description of Securities—Authorized and Outstanding Stock” beginning on page 260 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Preferred Stock

A description of PubCo’s Preferred Stock is included in the Proxy Statement/Prospectus in the section titled “Description of Securities—Preferred Stock” beginning on page 261 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, PubCo entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing summary is qualified in its entirety by reference to the text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning PubCo’s consolidated financial statements and supplementary data.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 2, CEPT Class A Ordinary Share ceased trading on Nasdaq.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in the “Introductory Note” above regarding the PIPE financing is incorporated herein by reference.

The securities issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

At the Special Meeting, the CEPT stockholders considered and approved, among other things, Proposal No. 3–The Organizational Documents Proposal (the “Charter Proposals”), which is described in greater detail in the Proxy Statement/Prospectus beginning on page 149 of the Proxy Statement/Prospectus.

The Amended and Restated Certificate of Incorporation of PubCo (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on July 1, 2026, includes the amendments proposed by the Charter Proposals.

A copy of the Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation upon the rights of holders of PubCo’s capital stock are included in the Proxy Statement/Prospectus under the section titled “Description of Securities” beginning on page 260 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

The information about the change in Securitize’s certifying accountant is included in the Proxy Statement/Prospectus in the section titled “Change in Securitize’s Certifying Accountant” beginning on page 267 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Merger Agreement, a change in control of CEPT has occurred, and the stockholders of CEPT as of immediately prior to the Closing held approximately 14.5% of the outstanding shares of PubCo Common Stock immediately following the Closing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Omnibus Incentive Plan

Prior to the Closing, PubCo adopted the Omnibus Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan became effective immediately upon the Closing. A summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Narrative Disclosure to the Summary Compensation Table—Equity Incentive Plans and Outstanding Awards” beginning on page 246 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.5.

Employee Stock Purchase Plan

Prior to the Closing, PubCo adopted the Employee Stock Purchase Plan (the “ESPP”). The ESPP became effective immediately upon the Closing. A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Narrative Disclosure to the Summary Compensation Table—Equity Incentive Plans and Outstanding Awards” beginning on page 246 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.6.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2026, the Board approved and adopted the Amended and Restated Bylaws of PubCo (the “Bylaws”), which became effective as of the Effective Time.

A copy of the Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

The general effect of the Bylaws upon the rights of holders of PubCo’s capital stock is included in the Proxy Statement/Prospectus under the section titled “Description of Securities” beginning on page 260 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on July 1, 2026, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of PubCo. A copy of the Code of Business Conduct and Ethics can be found in the Investors section of PubCo’s website at https://securitize.io.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Securitize as of and for the years ended December 31, 2025 and 2024 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-77 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Securitize as of March 31, 2026 and for the three months ended March 31, 2026 and 2025 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-47 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The audited consolidated financial statements of CEPT as of and for the years ended December 31, 2025 and 2024 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-25 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of CEPT as of March 31, 2026 and for the three months ended March 31, 2026 and 2025 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited financial statements of PubCo as of March 31, 2026 and for the three months ended March 31, 2026 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-131 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of CEPT and Securitize as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025 is included as Exhibit 99.1 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit		Incorporated by Reference
Number	Description	Schedule/Form	File No.	Exhibit	Filing Date
†2.1**	Business Combination Agreement, dated as of October 27, 2025, by and among Cantor Equity Partners II, Inc., Securitize, Inc., Securitize Holdings, Inc., Company Merger Sub and SPAC Merger Sub (included as Annex A to the joint proxy statement/prospectus which is part of this registration statement and incorporated herein by reference)	S-4/A	333-293022	2.1	1/28/2026
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
10.1**	Form of Subscription Agreement by and among Cantor Equity Partners II, Inc., Securitize, Inc., Securitize Holdings, Inc. and the parties thereto	S-4/A	333-293022	10.2	1/28/2026
10.2**	Form of Lock-Up Agreement	S-4/A	333-293022	Annex G	1/28/2026
10.3**	Form of Amended and Restated Registration Rights Agreement by and among Securitize Holdings, Inc. and the parties thereto	S-4/A	333-293022	10.1	1/28/2026
10.4**	Form of Indemnification Agreement	S-4/A	333-293022	10.6	4/13/2026
10.5**	Securitize Holdings, Inc. Omnibus Incentive Plan	S-4/A	333-293022	10.7	5/20/2026
10.6**	Securitize Holdings, Inc. Employee Stock Purchase Plan	S-4/A	333-293022	10.8	5/20/2026
^#10.7**	Platform Services, Transfer Agent and Registrar Agreement, dated as of March 14, 2024, by and between Securitize LLC and BlackRock USD Institutional Digital Liquidity Fund Ltd.	S-4/A	333-293022	10.9	4/13/2026
^#10.8**	Addendum No. 1 to Platform Services, Transfer Agent and Registrar Agreement, dated as of March 14, 2024, by and between Securitize, LLC and BlackRock USD Institutional Digital Liquidity Fund Ltd.	S-4/A	333-293022	10.10	4/13/2026
#10.9**	Addendum No. 2 to Platform Services, Transfer Agent and Registrar Agreement, dated July 3, 2024, by and between Securitize, LLC and BlackRock USD Institutional Digital Liquidity Fund Ltd.	S-4/A	333-293022	10.11	4/13/2026
#10.10**	Addendum No. 3 to Platform Services, Transfer Agent and Registrar Agreement, dated January 13, 2025, by and between Securitize, LLC and BlackRock USD Institutional Digital Liquidity Fund Ltd.	S-4/A	333-293022	10.12	4/13/2026
#10.11**	Addendum No. 4 to Platform Services, Transfer Agent and Registrar Agreement, dated September 22, 2025, by and between Securitize, LLC and BlackRock USD Institutional Digital Liquidity Fund Ltd.	S-4/A	333-293022	10.13	4/13/2026
^#10.12**	Placement Agreement, dated as of January 24, 2024, by and between Securitize Markets, LLC and BlackRock Financial Management, Inc.	S-4/A	333-293022	10.14	4/13/2026
10.13**	Amendment to Placement Agreement, dated as of October 1, 2024, by and between Securitize Markets, LLC and BlackRock Financial Management, Inc.	S-4/A	333-293022	10.15	4/13/2026
#10.14**	Addendum No. 1 to Placement Agreement, dated as of September 19, 2025, by and between Securitize Markets, LLC and BlackRock Financial Management, Inc.	S-4/A	333-293022	10.16	4/13/2026
10.15**	Master Software as a Service Agreement, dated as of August 17, 2023, by and between Securitize, Inc. and Fireblocks, Inc.	S-4/A	333-293022	10.17	5/20/2026
16.1	Letter from Wolf & Company, P.C. to the Securities and Exchange Commission dated January 28, 2026.	S-4/A	333-293022	16.1	1/28/2026
21.1	List of Subsidiaries of Securitize Corp.
99.1	Unaudited pro forma condensed combined financial information of CEPT and Securitize as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

**	Previously filed.

^	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

#	Portions of this exhibit have been omitted because they are both (i) not material and (ii) would likely cause competitive harm to Securitize, Inc. if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Securitize Corp.
Dated: July 8, 2026
	By:	/s/ Carlos Domingo
	Name:	Carlos Domingo
	Title:	Chief Executive Officer